                                                                     Exhibit (r)


                       MetLife Investors Insurance Company

                                Power of Attorney

                                James P. Bossert
               Executive Vice President, Chief Financial Officer,
                    Principal Accounting Officer and Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Executive Vice President, Chief Financial Officer, Principal Accounting Officer and Director of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Anne M. Goggin, Brian A. Kroll, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with MetLife Investors Variable Annuity Account One, MetLife Investors Variable Life Account One, COVA Variable Annuity Account Four, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of December, 2002.

                                          /s/ James Bossert
                                          ------------------------------
                                          James P. Bossert

                       MetLife Investors Insurance Company

                                Power of Attorney

                                 Susan A. Buffum
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Director of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, James
P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Anne M. Goggin, Brian A. Kroll, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with MetLife Investors Variable Annuity Account One, MetLife Investors Variable Life Account One, COVA Variable Annuity Account Four, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of December, 2002.

                                          /s/ Susan A. Buffum
                                          -------------------------------------
                                          Susan A. Buffum

                       MetLife Investors Insurance Company

                                Power of Attorney

                               Michael R. Fanning

                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Director of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, James
P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Anne M. Goggin, Brian A. Kroll, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with MetLife Investors Variable Annuity Account One, MetLife Investors Variable Life Account One, COVA Variable Annuity Account Four, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of December, 2002.

                                          /s/ Michael Fanning
                                          ----------------------------
                                          Michael R. Fanning

                       MetLife Investors Insurance Company

                                Power of Attorney

                               Michael K. Farrell
                        Chairman of the Board, President
                           and Chief Executive Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Chairman of the Board, President and Chief Executive Officer of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Anne M. Goggin, Brian A. Kroll, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with MetLife Investors Variable Annuity Account One, MetLife Investors Variable Life Account One, COVA Variable Annuity Account Four, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of December, 2002.

                                          /s/ Michael K. Farrell
                                          ---------------------------
                                          Michael K. Farrell

                       MetLife Investors Insurance Company

                                Power of Attorney

                                Hugh C. McHaffie
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Director of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, James
P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Anne M. Goggin, Brian A. Kroll, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with MetLife Investors Variable Annuity Account One, MetLife Investors Variable Life Account One, COVA Variable Annuity Account Four, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of December, 2002.

                                          /s/ Hugh C. McHaffie
                                          -------------------------------------
                                          Hugh C. McHaffie

                       MetLife Investors Insurance Company

                                Power of Attorney

                               Richard C. Pearson
                       Executive Vice President, Secretary
                                  and Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Executive Vice President, Secretary and Director of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Anne M. Goggin, Brian A. Kroll, Gina C. Sandonato and Marie
C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with MetLife Investors Variable Annuity Account One, MetLife Investors Variable Life Account One, COVA Variable Annuity Account Four, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of December, 2002.

                                          /s/ Richard C. Pearson
                                          -------------------------------------
                                          Richard C. Pearson

                       MetLife Investors Insurance Company

                                Power of Attorney

                                Peter M. Schwarz
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Director of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, James
P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Anne M. Goggin, Brian A. Kroll, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with MetLife Investors Variable Annuity Account One, MetLife Investors Variable Life Account One, COVA Variable Annuity Account Four, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of December, 2002.

                                          /s/ Peter M. Schwarz
                                          -------------------------------------
                                          Peter M. Schwarz